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                                                                     Exhibit 21
Tiffany & Co.                                                     Tiffany & Co.
Subsidiaries                                                report on Form 10-K

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                                ===============
                                 TIFFANY & CO.
                                    Delaware
                                August 16, 1984
                                ===============

        ===================                         ===================
        TIFFANY AND COMPANY                            TIFFANY & CO.
                                                       INTERNATIONAL
             New York                                     Delaware
            May 30, 1968                              October 11, 1984
        ===================                         ===================
    Domestic            International             Domestic           International
  Subsidiaries          Subsidiaries            Subsidiaries         Subsidiaries
================     =====================    ================  ====================
TIFFANY & CO.            TIFFANY & CO.         TIFFANY & CO.        TIFFANY & CO.
  ICT.INC.            (NEW YORK) PTY.LTD.        JAPAN INC.         OF NEW YORK
                                                                      LIMITED

   Delaware              Australia                Delaware            Hong Kong
================     =====================    ================  ====================
================     =====================    ================  ====================
   JUDEL               SOCIETE FRANCAISE                           TIFFANY FARAONE
PRODUCTS CORP        POUR LE DEVELOPPEMENT                             S.p.A.
 (Formerly           DE LA PORCELAINE D'ART
 Glassware
Acquisition Inc.)
 West Virginia              France                                      Italy
================     =====================                      ====================
================     =====================                      ====================
TIFFANY (NJ) INC.       TIFFANY & CO.                             TIFFCO KOREA LTD
                     (Unlimited Liability)

 New Jersey             United Kingdom                            Republic of Korea
================     =====================                      ====================
================     =====================                      ====================
                      TIFFANY & CO. K.K.                           Tiffany & Co.
                     (Tiffany and Company                           Mexico, S.A.
                     51% Mitsubishi, Ltd.                            de C.V.
                             49%)
                            Japan                                      Mexico
                     =====================                      ====================
                     =====================                      ====================
                                                                     TIFFANY & CO.
                                                                   OVERSEAS FINANCE
                                                                       B.V.

                                                                     Netherlands
                                                                ====================
                                                                ====================
                                                                   TIFFANY & CO.
                                                                      PTE LTD.

                                                                    Singapore
                                                                ====================
                                                                  ================
                                                                   UPTOWN ALLIANCE
                                                                    (M) sdn. bhd

                                                                       Malaysia
                                                                  ================
                                                                ====================
                                                                   TIFFANY & CO
                                                                        A.G.

                                                                 Switzerland-Canton
                                                                     Zurich
                                                                ====================
                                                                ====================
                                                                   TIFFANY & CO.
                                                                 WATCH CENTER A.G.

                                                                 Switzerland-Canton
                                                                     Zurich
                                                                ====================

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